Exhibit 99.1(a)

Consent of Director Nominee

International Market Centers, Inc. (the “Company”) is filing a Registration Statement on Form S-11 with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the “Securities Act”), in connection with the initial public offering of shares of common stock of the Company. In connection therewith, I hereby consent, pursuant to Rule 438 of the Securities Act, to being named as a nominee to the board of directors of the Company in the Registration Statement, as may be amended from time to time. I also consent to the filing of this consent as an exhibit to such Registration Statement and any amendments thereto.

/s/ Philip Loughlin
Name: Philip Loughlin

Exhibit 99.1(b)

Consent of Director Nominee

International Market Centers, Inc. (the “Company”) is filing a Registration Statement on Form S-11 with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the “Securities Act”), in connection with the initial public offering of shares of common stock of the Company. In connection therewith, I hereby consent, pursuant to Rule 438 of the Securities Act, to being named as a nominee to the board of directors of the Company in the Registration Statement, as may be amended from time to time. I also consent to the filing of this consent as an exhibit to such Registration Statement and any amendments thereto.

/s/ Ryan Cotton
Name: Ryan Cotton

Exhibit 99.1(c)

Consent of Director Nominee

International Market Centers, Inc. (the “Company”) is filing a Registration Statement on Form S-11 with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the “Securities Act”), in connection with the initial public offering of shares of common stock of the Company. In connection therewith, I hereby consent, pursuant to Rule 438 of the Securities Act, to being named as a nominee to the board of directors of the Company in the Registration Statement, as may be amended from time to time. I also consent to the filing of this consent as an exhibit to such Registration Statement and any amendments thereto.

/s/ Stephen Pagliuca
Name: Stephen Pagliuca

Exhibit 99.1(d)

Consent of Director Nominee

International Market Centers, Inc. (the “Company”) is filing a Registration Statement on Form S-11 with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the “Securities Act”), in connection with the initial public offering of shares of common stock of the Company. In connection therewith, I hereby consent, pursuant to Rule 438 of the Securities Act, to being named as a nominee to the board of directors of the Company in the Registration Statement, as may be amended from time to time. I also consent to the filing of this consent as an exhibit to such Registration Statement and any amendments thereto.

/s/ Kaj Vazales
Name: Kaj Vazales

Exhibit 99.1(e)

Consent of Director Nominee

International Market Centers, Inc. (the “Company”) is filing a Registration Statement on Form S-11 with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the “Securities Act”), in connection with the initial public offering of shares of common stock of the Company. In connection therewith, I hereby consent, pursuant to Rule 438 of the Securities Act, to being named as a nominee to the board of directors of the Company in the Registration Statement, as may be amended from time to time. I also consent to the filing of this consent as an exhibit to such Registration Statement and any amendments thereto.

/s/ Manish Desai
Name: Manish Desai

Exhibit 99.1(f)

Consent of Director Nominee

International Market Centers, Inc. (the “Company”) is filing a Registration Statement on Form S-11 with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the “Securities Act”), in connection with the initial public offering of shares of common stock of the Company. In connection therewith, I hereby consent, pursuant to Rule 438 of the Securities Act, to being named as a nominee to the board of directors of the Company in the Registration Statement, as may be amended from time to time. I also consent to the filing of this consent as an exhibit to such Registration Statement and any amendments thereto.

/s/ Scott Graves
Name: Scott Graves